UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST

AST CLS Moderate Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD ON
December 10, 2012

To the Shareholders of the AST CLS Moderate Asset Allocation Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of the shareholders of the AST CLS Moderate Asset Allocation Portfolio (the CLS Portfolio or the Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on December 10, 2012 at 1:00 p.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the proposal listed below and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the CLS Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

This proposal corresponds to the planned:

•  termination of CLS Investments, LLC, the existing subadviser for the Portfolio,

•  retention of RCM Capital Management LLC as the sole subadviser for the Portfolio,

•  name change for the Portfolio from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio, and

•  implementation by the new subadviser of a new investment strategy for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice.

The Board of Trustees of the Trust (the Board) has fixed the close of business on October 5, 2012 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each full share of the CLS Portfolio is entitled to one vote on the proposal and each fractional share of the CLS Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

By order of the Board of Trustees of
Advanced Series Trust

Amanda S. Ryan
Assistant Secretary
Advanced Series Trust

October 18, 2012

ADVANCED SERIES TRUST
AST CLS Moderate Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY STATEMENT DATED OCTOBER 18, 2012
Special Meeting of Shareholders
To Be Held on December 10, 2012

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST CLS Moderate Asset Allocation Portfolio (the CLS Portfolio or the Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve an increase in the investment management fee rate paid by the Portfolio to Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Co-Managers) in connection with the implementation of a new investment strategy for the Portfolio. Such proposal for an increase in the Portfolio's investment management fee rate is referred to herein from time to time as the "Proposal."

The Proposal corresponds to the planned:

•  termination of CLS Investments, LLC (CLS), the existing subadviser for the Portfolio,

•  retention of RCM Capital Management, LLC (RCM or the New Subadviser) as the sole subadviser for the Portfolio,

•  name change for the Portfolio from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio (referred to herein as the RCM Portfolio or the Repositioned Portfolio), and

•  implementation by the New Subadviser of a new investment strategy for the Portfolio as described in greater detail in this Proxy Statement.

The existing subadviser for the Portfolio will be terminated, the New Subadviser will be retained, and the name change and new investment strategy will be implemented only if shareholders approve the increased investment management fee rate for the Portfolio. You should note that the Portfolio will no longer invest substantially all of its assets in other portfolios of the Trust and exchange-traded funds if the Proposal is approved and the above-described changes are implemented.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on December 10, 2012 at 1:00 p.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the CLS Portfolio. This Proxy Statement will first be sent to shareholders of the CLS Portfolio on or about

October 26, 2012. The close of business on October 5, 2012 (the Record Date) has been fixed by the Board as the record date for the determination of shareholders of the CLS Portfolio entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 344,096,073.256 outstanding shares of the CLS Portfolio.

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342. A copy of this Proxy Statement is available at the Trust's website at http://www.prudential.com/view/page/public/12669.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust is organized as a Massachusetts business trust. ASTIS, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the CLS Portfolio. As of June 30, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $175.4 billion. As of June 30, 2012, ASTIS served as the manager or co-manager to open-end investment companies and with aggregate assets of approximately $91.8 billion. The CLS Portfolio commenced operations on November 19, 2007. Investment advisory services are currently provided to the CLS Portfolio by the Co-Managers at the addresses listed above and by CLS Investments, LLC at 4020 South 147th Street, Omaha, Nebraska 68137.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of each of the Co-Managers. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Reasons for the Meeting

At Board meeting held on June 13-15, 2012 (the Board Meeting), the Board considered presentations made by the Co-Managers and the New Subadviser concerning changes to the CLS Portfolio's contractual investment management fee rate, subadvisory arrangements, investment strategy, non-fundamental investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). The Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to:

•  terminate CLS as the sole subadviser for the CLS Portfolio and the current voluntary investment management fee waiver;

•  retain RCM as the sole subadviser for the Portfolio; and

•  have the New Subadviser implement a new investment strategy for the Portfolio.

Specifically, if the increased investment management fee rate is approved by the shareholders of the CLS Portfolio, the revised fee schedule will become effective upon: (i) the termination of CLS as the sole subadviser for the CLS Portfolio and the current voluntary investment management fee waiver and (ii) the corresponding addition of RCM as the sole subadviser to the Portfolio. Such termination of CLS and the current voluntary investment management fee waiver and the corresponding addition of RCM are expected to occur on or about February 25, 2013. In turn, once RCM becomes subadviser to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio.

In terms of investment strategy, the Repositioned Portfolio would remain a global asset allocation vehicle but asset allocation parameters would be modified to provide slightly more equity exposure under normal circumstances than for the CLS Portfolio. As described in greater detail below, under normal circumstances the CLS Portfolio has approximately 50% equity exposure, which may range from 40-60%, and 50% debt-money market exposure, which may range from 40-60%; the Repositioned Portfolio will have approximately 60% equity exposure, which may range from 50-70%, and 40% debt-money market exposure, which may range from 30-50%. The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in other portfolios of the Trust (Underlying Trust Portfolios) and in exchange-traded funds (Underlying ETFs), as is the current investment strategy of the CLS Portfolio. Instead, the New Subadviser would implement various investment strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). Both the investment strategy of the CLS Portfolio and the investment strategy of the Repositioned Portfolio are described in more detail below.

The Co-Managers believe that the Portfolio Repositioning, if implemented, will benefit Contract (as defined below) owners currently invested in the CLS Portfolio. Such change will provide Contract owners with the benefit of having RCM as the sole subadviser to the Repositioned Portfolio, including obtaining access to its various investment strategies and experience. RCM, a wholly-owned subsidiary of Allianz Global Investors which operates in four continents and from six international offices, has extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies. Among RCM's distinctive features are its truly global structure and its emphasis on proprietary research. The Co-Managers believe that these attributes, among others, make RCM uniquely well-suited to pursue the investment goals of the Repositioned Portfolio. The Co-Managers also believe that the factors which differentiate the Repositioned Portfolio from the CLS Portfolio and many of the Trust's other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide Contract owners with a greater diversity of investment options. As described in more detail below, the Repositioned Portfolio's use of RCM's global investment strategies and direct investments in securities, when compared to the fund-of-funds structure of the CLS Portfolio, will result in a significant increase in the amount of time, oversight, and attention that will be required by the Co-Managers' investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio's use of RCM's international equity and fixed-income strategies will require that the Co-Managers establish and maintain foreign custody accounts around the world, and the oversight responsibilities of the Co-Managers will become more numerous and complex with increased investment in different asset classes by the Repositioned Portfolio. As a result of such changes, the cost to the Co-Managers of advising the Repositioned Portfolio will be higher than the cost of advising the CLS Portfolio. The Co-Managers believe that the proposed increased investment management fee rate will permit the Co-Managers to: (i) retain and pay RCM to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio, and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Repositioned Portfolio.

The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. If shareholders approve the Proposal, the Portfolio's existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

In the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate, the increased investment management fee rate, the termination of CLS as sole subadviser for the Portfolio, the retention of RCM as sole subadviser for the Portfolio, and the investment strategy, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the CLS Portfolio would continue to operate as a "fund-of-funds" in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged. In addition, it is expected that the current voluntary investment management fee waiver for the CLS Portfolio would also remain in effect in the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate. Such voluntary fee waiver may, however, be modified or terminated by the Co-Managers at any time thereafter without prior notice to Portfolio shareholders.

Voting

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the Record Date, Prudential Annuities Life Assurance Corporation (PALAC), The Prudential Insurance Company of America (PICA), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ), and Allstate Life Insurance Company are the only Participating Insurance Companies. Each of PALAC, PICA, Pruco, and Pruco NJ is an affiliate of ASTIS and PI. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the CLS Portfolio through the Contracts and should consider themselves shareholders of the CLS Portfolio for purposes of this Proxy Statement.

Each Contract owner invested in the CLS Portfolio at the close of business on October 5, 2012 (the Record Date) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the CLS Portfolio that he or she beneficially owns on the Record Date. In addition, in accordance with requirements of the U.S. Securities and Exchange Commission (the SEC), the relevant Participating Insurance Company will vote all shares of the CLS Portfolio, including CLS Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

All costs and expenses directly related to this proxy solicitation will be paid by the Co-Managers or their affiliates. Please note that direct brokerage commissions and other transaction-related expenses related to the Portfolio Repositioning will be borne by the Portfolio and its shareholders, as described in more detail in the section "Transition Expenses" below. The required vote for shareholder approval of the Proposal and the various methods that shareholders may use to vote are described in more detail in this Proxy Statement under the caption "Voting Information."

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT
FEE RATE PAID TO PRUDENTIAL INVESTMENTS LLC AND AST
INVESTMENT SERVICES, INC. BY THE AST CLS MODERATE
ASSET ALLOCATION PORTFOLIO
(TO BE RENAMED AST RCM WORLD TRENDS PORTFOLIO)

The Board, including all of the Trustees of the Trust who are not "interested persons" of the Trust under the 1940 Act (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the AST CLS Moderate Asset Allocation Portfolio (to be renamed AST RCM World Trends Portfolio), and the Co-Managers. The revised fee schedule was approved by the Board at the Board Meeting. If implemented, the revised fee schedule will result in an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

Current Management Agreement

As set forth above, PI and ASTIS currently serve as the Co-Managers for the CLS Portfolio under the current Management Agreement. Pursuant to the Management Agreement, PI and ASTIS provide investment advisory and related management and administrative services to the CLS Portfolio. The current Management Agreement was most recently approved by the shareholders of the CLS Portfolio at a special meeting of the initial CLS Portfolio shareholders that was held on June 20, 2007. The current Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 13-15, 2012.

Under the current Management Agreement, the CLS Portfolio's annualized contractual investment management fee is 0.30% of its average daily net assets. Since the CLS Portfolio operates as a "fund-of-funds," the CLS Portfolio also indirectly pays investment management fees on its investments in the relevant Underlying Trust Portfolios. Based on the CLS Portfolio's net assets as of December 31, 2011, the annualized gross effective investment management fee rate for the CLS Portfolio was approximately 0.82%. This estimated annualized gross effective investment management fee rate includes: (i) the net effective investment management fee paid directly to the Co-Managers by the CLS Portfolio after application of a voluntary waiver that is currently in place (i.e., 0.21%), plus (ii) the estimated weighted average of the investment management fees paid to the Co-Managers by the Underlying Trust Portfolios (i.e., 0.61%) based on the CLS Portfolio's holdings as of December 31, 2011.

The Co-Managers, in turn, pay CLS a contractual subadvisory fee rate that equals 0.20% of the CLS Portfolio's average daily net assets to $100 million; 0.15% of the CLS Portfolio's average daily net assets from $100 million to $200 million; and 0.10% of the CLS Portfolio's average daily net assets over $200 million. Because the CLS Portfolio's net assets exceeded the relevant breakpoints discussed above during the twelve-month period ended December 31, 2011, the effective contractual subadvisory fee rate for CLS with respect to the CLS Portfolio was 0.10 % during that period. In addition, since the CLS Portfolio operates as a fund-of-funds, the Co-Managers also pay subadvisory fees to the relevant subadviser for the Underlying Trust Portfolios based upon the CLS Portfolio's investments in those Underlying Trust Portfolios. Based on the CLS Portfolio's average daily net assets and holdings for the twelve-month period ended December 31, 2011, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.30%. This estimated gross effective subadvisory fee rate includes: (i) the 0.10% effective contractual subadvisory fee paid by the Co-Managers directly to CLS plus (ii) the estimated weighted average of the subadvisory fees paid to the subadviser for the Underlying Trust Portfolios by the Co-Managers (i.e., 0.20%) based upon the CLS Portfolio's average holdings in the Underlying Trust Portfolios for the twelve-month period ended December 31, 2011.

In dollar terms, the contractual investment management fee payable by the CLS Portfolio to the Co-Managers for the twelve-month period ended December 31, 2011 was approximately $6,618,000. The actual payment was reduced due to a voluntary fee waiver that was in place. The Co-Managers, in turn, paid approximately $2,206,000 to CLS for providing subadvisory services for the CLS Portfolio during that period. In summary, the net retained contractual investment management fee for the Co-Managers for the twelve-month period ended December 31, 2011 was approximately $4,412,000. The estimated contractual investment management fees paid to the Co-Managers by the relevant Underlying Trust Portfolios for the twelve-month period ended December 31, 2011 was approximately $13,457,000 based upon the CLS Portfolio's average holdings in those Underlying Trust Portfolios for the twelve-month calendar year ended December 31, 2011. The Co-Managers, in turn, paid a portion of these investment management fees received from the Underlying Trust Portfolios to the subadvisers for the relevant Underlying Trust Portfolios. The estimated subadvisory fees paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios for the twelve-month period ended December 31, 2011 was approximately $4,412,000 based upon the CLS Portfolio's average holdings in those Underlying Trust Portfolios for the twelve-month calendar year ended December 31, 2011. In summary, the estimated net contractual investment management fee retained by the Co-Managers for the twelve-month period ended December 31, 2011 was approximately $13,457,000.

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the CLS Portfolio approve the Proposal, the fee schedule for the Management Agreement will be revised to provide that the Portfolio will pay the Co-Managers an investment management fee at the annual rate of 0.95% of the Portfolio's average daily net assets. As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. The Co-Managers, in turn, will pay RCM a contractual subadvisory fee rate equal to 0.35% of average daily net assets to $500 million; 0.30% of average daily net assets from $500 million to $1 billion; and 0.26% of average daily net assets over $1 billion. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged. Additionally, shareholder approval of the increased investment management fee rate would result in the termination of the voluntary fee waiver for the Portfolio as described above.

Pursuant to the Management Agreement, the Co-Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manage both the investment operations of the Portfolio and the composition of its investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Co-Managers are obligated to keep certain books and records of the Portfolio.

Pursuant to the Management Agreement, the Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Co-Managers continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. Pursuant to the Management Agreement, the Co-Managers also review the performance of subadvisers for the Portfolio, and make recommendations to the Board with respect to the retention of subadvisers and the renewal of subadvisory agreements for the Portfolio. The Trust has obtained an exemption from the SEC that permits the Co-Managers, subject to approval by the Board, to change subadvisers for the Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadviser, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadviser with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Co-Managers and the Trustees.

The Co-Managers also administer the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian) or the Trust's transfer agent. The management services of the Co-Managers to the Trust are not exclusive under the terms of the Management Agreement and the Co-Managers are free to, and do, render investment management services to other pooled investment vehicles.

If CLS Portfolio shareholders do not approve the Proposal, CLS will not be terminated as a subadviser to the Portfolio, RCM will not be added as subadviser for the Portfolio, the name, performance benchmark, and non-fundamental investment policies of the CLS Portfolio will remain unchanged, and the CLS Portfolio will continue to operate as a fund-of-funds.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers and the Board are proposing the increased investment management fee rate for the CLS Portfolio in order to effect the Portfolio Repositioning. In particular, an increased investment management fee rate will enable the Co-Managers to: (i) terminate CLS as the sole subadviser for the CLS Portfolio; (ii) retain RCM as the sole subadviser for the Portfolio; and (iii) have the New Subadviser implement a new investment strategy for the Portfolio. The Portfolio Repositioning, if implemented, will provide Contract owners with the benefit of having RCM as the sole subadviser to the Repositioned Portfolio, including obtaining access to the benefits of RCM's global structure and its extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies. The Co-Managers also believe that the factors which differentiate the Repositioned Portfolio from the CLS Portfolio and many of the Trust's other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide Contract owners with a greater diversity of investment options. See "Description of the Portfolio Repositioning" below.

Because the Repositioned Portfolio, unlike the CLS Portfolio, will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments, RCM will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, RCM must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Co-Managers believe the subadvisory fee rate for RCM reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by RCM as compared to CLS. In turn, RCM's use of a global investment strategy when compared to the current "fund-of-funds" structure will result in an increase in the amount of time, oversight, and attention that will be required by the Co-Managers' investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio's use of RCM's international equity and fixed-income strategies will require the establishment and maintenance of foreign custody accounts around the world. The Repositioned Portfolio's investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the Co-Managers believe that the proposed increased contractual investment management fee rate will permit the Co-Managers to: (i) retain and pay the New Subadviser to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Repositioned Portfolio.

The Board has already approved amending the management agreement, including increasing the investment management fee rate. The Board has also approved terminating CLS as the sole subadviser for the Portfolio and adding RCM as the sole subadviser for the Portfolio. Implementation of the Portfolio Repositioning is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate. Shareholder approval of the increased investment management fee rate would also result in the termination of the above-described voluntary investment management fee waiver that is currently in effect for the CLS Portfolio. Shareholder approval of the termination of the current subadvisory arrangements with CLS and the Co-Managers' retention of the New Subadviser, however, is not required pursuant to the above-described exemptive order that was received from the SEC by the Trust and the Co-Managers.

Comparative Fee and Expense Information

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

	CLS Portfolio	Repositioned Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fees	N/A	N/A
Exchange Fee	N/A	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

The following fee tables provide: (i) historical information about the fees and expenses attributable to shares of the CLS Portfolio for the twelve-month period ended December 31, 2011 based on the current contractual investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month period ended December 31, 2011 assuming the proposed increased contractual investment management fee rate and the relevant subadvisory arrangements had been in effect during that period.

Future fees and expenses may be greater or less than those indicated below.

Fund Operating Expenses for AST CLS Moderate Asset Allocation Portfolio

Investment Mgt Fees	Other Expenses	Acquired Fund Fees and Expenses	CLS Portfolio Total Operating Expenses
0.30%	0.02%	0.71%	1.03%

Estimated Pro Forma Fund Operating Expenses for AST RCM World Trends Portfolio

Investment Mgt Fees	Other Expenses	Acquired Fund Fees and Expenses	Repositioned Portfolio Total Operating Expenses
0.95%	0.14%	0.00%	1.09%

EXPENSE EXAMPLES

Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. The Expense Examples below do not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

The Expense Examples below are intended to help you compare the cost of investing in the CLS Portfolio under the current investment management fee and subadvisory arrangements during the twelve-month period ended December 31, 2011 with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and relevant subadvisory arrangements were in effect for the twelve-month period ended December 31, 2011. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST CLS Moderate Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Expense Example Based on Estimated Pro Forma Operating Expenses for AST RCM World Trends Portfolio:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Additional Fee Information

The Board has also approved terminating CLS as the sole subadviser for the Portfolio and adding RCM as the sole subadviser for the Portfolio. The new and current contractual and effective subadvisory fee rates for the Portfolio are described in the table below.

Portfolio	Subadviser	Contractual Subadvisory Fee Rate
AST RCM World Trends Portfolio	RCM Capital Management LLC	0.35% of average daily net assets to $500 million; 0.30% of average daily net assets from $500 million to $1 billion; and 0.26% of average daily net assets over $1 billion
AST CLS Moderate Asset Allocation Portfolio	CLS Investments, LLC	0.20% of average daily net assets to $100 million; 0.15% of average daily net assets from $100 million to $200 million; and 0.10% of average daily net assets over $200 million

As previously mentioned, because the CLS Portfolio's net assets exceeded the relevant breakpoints shown above during the twelve-month period ended December 31, 2011, the effective contractual subadvisory fee rate for CLS with respect to the CLS Portfolio was 0.10% during that period. In addition, since the CLS Portfolio operates as a fund-of-funds, the Co-Managers also pay subadvisory fees to the relevant subadviser for the Underlying Trust Portfolios based upon the CLS Portfolio's investments in those Underlying Trust Portfolios. Based on the CLS Portfolio's average daily net assets and holdings for the twelve-month period ended December 31, 2011, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.30%. This estimated gross effective subadvisory fee rate includes: (i) the 0.10% effective contractual subadvisory fee paid by the Co-Managers directly to CLS plus (ii) the estimated weighted average of the subadvisory fees paid to the subadviser for the Underlying Trust Portfolios by the Co-Managers (i.e., 0.20%) based upon the CLS Portfolio's average holdings in the Underlying Trust Portfolios for the twelve-month period ended December 31, 2011.

Because the CLS Portfolio's net assets exceeded certain breakpoints shown above during the twelve-month period ended December 31, 2011, the effective contractual subadvisory fee rate for the New Subadviser with respect to the Portfolio would have been 0.29% for that period.

The information above illustrates for the twelve-month period ended December 31, 2011 that the effective contractual subadvisory fee rate that would have been paid by the Co-Managers to the New Subadviser in connection with the Repositioned Portfolio:

•  is 0.19% higher than the effective contractual subadvisory fee rate that was directly paid by the Co-Managers to CLS in connection with the CLS Portfolio (0.29% rather than 0.10%); and

•  is actually 0.01% lower than the estimated gross effective subadvisory fee rate for the CLS Portfolio (0.29% rather than 0.30%).

Had the proposed increased contractual investment management fee rate for the Portfolio and the subadvisory arrangements with the New Subadviser been in effect during the twelve-month period ended December 31, 2011, the Co-Managers would have:

•  received approximately $20,957,000 in investment management fees from the Repositioned Portfolio;

•  paid approximately $6,397,000 in subadvisory fees to the New Subadviser; and

•  had net retained investment management fees of approximately $14,560,000 in connection with the Repositioned Portfolio (i.e., $20,957,000 in investment management fees received — $6,397,000 in subadvisory fees paid).

Summarized in the table below (expressed in both dollar and percentage terms for the twelve-month period ended December 31, 2011) are the actual and estimated pro forma contractual and effective:

•  investment management fees for the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (exclusive of the Co-Managers' voluntary waiver of 0.05% of their investment management fee on CLS Portfolio assets between $100 million and $200 million and 0.10% of their investment management fee on CLS Portfolio assets exceeding $200 million);

•  subadvisory fees paid by the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (i.e., to CLS, to the subadviser for the relevant Underlying Trust Portfolios, and to the New Subadviser, as applicable); and

•  net investment management fee retained by the Co-Managers.

	Direct Contr Inv Mgt Fee for Co- Managers	Effective Inv Mgt Fee Received by Co- Managers	Contr Sub Fee Paid by Co- Managers to Relevant Sub	Effective Sub Fee Paid by Co- Managers to Relevant Sub	Net Contr Inv Mgt Fee Retained by Co- Managers	Net Effective Inv Mgt Fee Retained by Co- Managers
Repositioned Portfolio (Estimated Pro Forma)	$20,957,000	$20,957,000	$6,397,000	$6,397,000	$14,560,000	$14,560,000
CLS Portfolio (Actual)	$6,618,000	$20,075,000	$2,206,000	$6,618,000	$4,412,000	$13,457,000
Increase- (Decrease) from Actual to Estimated Pro Forma	$14,339,000	$882,000	$4,191,000	$(221,000)	$10,148,000	$1,103,000
Difference Between Actual and Estimated Pro Forma in Percentage Terms	0.65%	0.04%	0.19%	(0.01)%	0.46%	0.05%

Summarized in the table below (expressed as a percentage of the Portfolio's average daily net assets for the twelve-month period ended December 31, 2011) are the actual and estimated pro forma contractual and effective:

•  investment management fees for the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (exclusive of the above-described voluntary investment management fee waiver);

•  subadvisory fees paid by the Co-Managers with respect to the Repositioned Portfolio and the CLS Portfolio (i.e., to CLS, to the subadviser for the relevant Underlying Trust Portfolios, and to the New Subadviser, as applicable); and

•  net investment management fee retained by the Co-Managers.

	Direct Contr Inv Mgt Fee for Co- Managers	Effective Inv Mgt Fee Received by Co- Managers	Contr Sub Fee Paid by Co- Managers to Relevant Sub	Effective Sub Fee Paid by Co- Managers to Relevant Sub	Net Contr Inv Mgt Fee Retained by Co- Managers	Net Effective Inv Mgt Fee Retained by Co- Managers
Repositioned Portfolio (Estimated Pro Forma)	0.95%	0.95%	0.29%	0.29%	0.66%	0.66%
CLS Portfolio (Actual)	0.30%	0.91%	0.10%	0.30%	0.20%	0.61%
Increase- (Decrease) from Actual to Estimated Pro Forma	0.65%	0.04%	0.19%	(0.01)%	0.46%	0.05%

In summary, for the twelve-month period ended December 31, 2011, the Co-Managers noted that the proposed contractual investment management fee rate for the Repositioned Portfolio (i.e., 0.95%) was only 0.04% higher than the estimated gross effective investment management fee rate for the CLS Portfolio (i.e., 0.91%).

Investment Objective and Principal Investment Policies of CLS Portfolio

The current investment objective of the CLS Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The CLS Portfolio's investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. No assurance can be given that the CLS Portfolio will achieve its investment objective.

The CLS Portfolio currently operates as a fund-of-funds. That means that the CLS Portfolio currently invests substantially all of its assets in shares of other mutual funds rather than investing directly in equity and debt securities and other financial instruments. Under normal circumstances, at least 90% of the CLS Portfolio's assets are allocated across as many as seven different "core" investment categories. The seven "core" investment categories include:

•  domestic large-cap and mid-cap value equity securities;

•  domestic large-cap and mid-cap growth equity securities;

•  domestic small-cap value equity securities;

•  domestic small-cap growth equity securities;

•  international large-cap value equity securities;

•  international large-cap growth equity securities; and

•  domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments.

Only Underlying Trust Portfolios selected by PI may be used to gain exposure to these "core" investment categories.

Under normal circumstances, no more than 10% of the Portfolio's assets may be allocated to "off-benchmark" investments. "Off-benchmark" investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of "off-benchmark" investments include, but are not limited to, investments in:

• equity sectors such as real estate, technology, utilities, financials, or healthcare;

• inflation-indexed debt securities;

• international debt securities; and

• commodities.

Only Underlying ETFs may be used to gain exposure to "off-benchmark" investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Portfolio. In general terms, Underlying ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices.

The CLS Portfolio normally allocates approximately 50% of its net assets to equity securities and approximately 50% of its net assets to domestic fixed-income securities/cash. Depending on market conditions, the equity portion may range between 40-60% of the CLS Portfolio's net assets and the domestic fixed-income/cash portion may range between 40-60% of the CLS Portfolio's net assets. The following table provides more detailed information regarding the CLS Portfolio's asset allocation mix as of January 31, 2012 and related allocation guidelines.

Asset Class and Investment Category for CLS Portfolio	CLS Portfolio Assets	Allocation Guideline
Core Equities		40	%-80%
Domestic Large & Mid-Cap		20	%-60%
Large & Mid-Cap Value	13.178%	10	%-30%
Large & Mid-Cap Growth	16.273%	10	%-30%

Asset Class and Investment Category for CLS Portfolio	CLS Portfolio Assets	Allocation Guideline
Domestic Small-Cap		0	%-6%
Small-Cap Value	0.000%	0	%-6%
Small-Cap Growth	5.054%	0	%-6%
International Large-Cap		0	%-15%
International Value	4.983%	0	%-10%
International Growth	9.228%	0	%-10%
Core Domestic Fixed-Income/Cash		40	%-60%
Domestic Fixed-Income (Core Bonds)	26.995%	20	%-60%
Cash/Money Market Instruments	14.351%	0	%-40%
"Off-Benchmark" Investment Categories	9.938%	0	%-10%

The following table indicates the division of CLS Portfolio assets among the various Underlying Trust Portfolios and Underlying ETFs as of January 31, 2012.

Asset Class and Investment Category for CLS Portfolio	Underlying Trust Portfolio or ETF	Amount

Core Equities

Domestic Large & Mid-Cap Value	AST Large-Cap Value	5.801%
	AST BlackRock Value	3.852%
	AST Jennison Large-Cap Value	1.855%
	AST Goldman Sachs Large-Cap Value	1.246%
	AST Mid-Cap Value	0.424%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	3.971%
	AST T. Rowe Price Large-Cap Growth	3.914%
	AST Jennison Large-Cap Growth	3.926%
	AST MFS Growth	2.357%
	AST Goldman Sachs Concentrated Growth	1.636%
	AST Neuberger Berman Mid-Cap Growth	0.276%
	AST Goldman Sachs Mid-Cap Growth	0.193%

Asset Class and Investment Category for CLS Portfolio	Underlying Trust Portfolio or ETF	Amount
Domestic Small-Cap Growth	AST Small-Cap Growth	2.714%
	AST Federated Aggressive Growth	2.339%
International Large-Cap Value	AST International Value	4.983%
International Large-Cap Growth	AST International Growth	9.228%
Core Domestic Fixed-Income/Cash
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	9.484%
	AST Western Asset Core Plus Bond	5.392%
	AST Lord Abbett Core Fixed Income	4.029%
	AST Neuberger Berman Core Bond	2.689%
	AST Prudential Core Bond	5.400%
Cash/Money Market Instruments	AST Money Market	14.351%
"Off-Benchmark" Investments
	iShares MSCI Germany Index	0.999%
	iShares TR FTSE	1.510%
	iShares MSCI Emerging Market Index	1.007%
	iShares S&P Global Technology Sect.	0.445%
	iShares DJ US Healthcare Sec	0.497%
	iShares IBOXX H/Y Corp bond	1.491%
	SPDR S&P Bank ETF	0.999%
	Energy Select Sector SPDR	0.992%
	Technology Select Sector	1.502%
	Vanguard Health Care	0.498%

*  Due to rounding, total of weights may exceed 100%. Actual total of allocations is 100%.

CLS, the CLS Portfolio's sole subadviser, is generally responsible for determining the CLS Portfolio's target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio's assets to gain exposure to certain "off-benchmark" investment categories. The Co-Managers are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS's asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio's investment strategy, non-fundamental investment policies, and blended performance benchmark is set forth below. The Board approved these changes at the Board Meeting. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to the Proposal.

Current and Proposed Investment Objective. The current investment objective of the CLS Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The proposed investment objective of the Repositioned Portfolio will also be to seek the highest potential total return consistent with its specified level of risk tolerance. The current and proposed investment objectives are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval. No assurance can be given that the CLS Portfolio or the Repositioned Portfolio will achieve its investment objective.

Description of Investment Policy Changes

General. As set forth above, the CLS Portfolio normally invests approximately 90% of its assets in Underlying Trust Portfolios and up to 10% of its assets in Underlying ETFs. The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, as described in more detail below, the New Subadviser would implement various investment strategies primarily through the direct purchase and sale of equity and debt securities and the use of other financial instruments. The New Subadviser will allocate assets among the following seven investment strategies according to the approximate neutral weights shown in parentheses:

RCM Best Styles Global (25%). This is a core global equity strategy that seeks to exploit the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth. It seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.

U.S. Equity Core (15%). Based on a belief that investor sentiment fluctuates more widely than underlying fundamentals, and that low expectation/valuation stocks provide more downside risk protection and more upside potential, this strategy identifies undervalued companies undergoing positive change through a disciplined investment process, which is built upon stock screening and fundamental research.

European Growth (5%). Based on a belief that share prices are driven in the medium- to long-term by the growth of earnings and cash flows, and that markets are often inefficient in valuing growth businesses, this strategy constructs high-conviction portfolios with a long-term investment horizon through a pure bottom-up stock picking approach that emphasizes structural growth.

Enhanced Fixed Income (40%). Based on a belief that fixed-income markets display inefficiencies that can be systematically exploited through an active and disciplined investment process, this strategy combines proprietary research with sophisticated portfolio construction tools and seeks to outperform the benchmark while adhering to stringent risk guidelines.

European Small Caps (2.5%). This strategy targets mid- to long-term stable outperformance through a fundamental bottom-up investment process with a tilt towards high quality small cap companies.

Best Styles Emerging Markets (7.5%). In emerging markets, investment styles have been even more successful in the past decade than in developed markets, where single investment style volatility has proven less pronounced. This strategy exploits the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth, and seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.

Commodities (5%). Based on a belief that inefficiencies in commodities markets can be exploited systematically using well researched and disciplined investment processes combining fundamental knowledge and advanced risk management skills, this strategy seeks to provide exposure to rising commodity markets and generate alpha through active allocation across commodities, while mitigating downside returns through sophisticated tail risk management tools.

Asset Allocation Ranges for Repositioned Portfolio. Under normal circumstances, approximately 60% of the Repositioned Portfolio's net assets will be invested to provide exposure to equity securities and approximately 40% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Repositioned Portfolio's net assets and such fixed-income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of "physical" securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying ETFs. More specific information regarding the Repositioned Portfolio's approximate minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. The neutral exposure is the target allocation when the New Subadviser has a neutral view of the relative value among the asset classes. The minimum and maximum exposures show the approximate range of allocations among the asset classes during normal circumstances.

Asset Class	Minimum Exposure		Neutral Exposure	Maximum Exposure
Equities
Global Equity	20.0%		30.0%	40.0	%*
U.S. Large-Cap Equity	10.0%		17.5%	20.0%
European Large/Mid-Cap Equity	3.0%		5.0%	7.0	%*
European Small-Cap Equity	1.0%		2.5%	4.0	%*
Emerging Markets Equity	0.0%		2.5%	8.0	%*
Commodities	0.0%		2.5%	8.0%
Total Equities	50	%**	60%	70	%***
Fixed-Income
U.S. Treasuries	15.0%		25.0%	35.0%
U.S. Corporates	5.0%		10.0%	15.0%
Emerging Markets Debt	0.0%		5.0%	8.0%
Cash	0.0%		0.0%	20.0%
Total Fixed-Income	30	%****	40%	50	%*****

*  Notwithstanding the individual maximum exposures for the Global Equity, European Large/Mid-Cap Equity, European Small-Cap Equity, and Emerging Markets Equity segments, the maximum combined exposure to non-U.S. equity investments within these segments that are not denominated in U.S. dollars is 35% of the AST RCM Portfolio's net assets. This maximum represents a separate guideline, not an addition of the guidelines for these segments.

**  Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 50% of the AST RCM Portfolio's net assets. This minimum represents a separate guideline, not an addition of the guidelines for each equity segment.

***  Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 70% of the AST RCM Portfolio's net assets. This maximum represents a separate guideline, not an addition of the guidelines for each equity segment.

****  Notwithstanding the individual minimum exposures for the various fixed-income segments, the minimum combined exposure to fixed-income investments is 30% of the AST RCM Portfolio's net assets. This minimum represents a separate guideline, not an addition of the guidelines for each fixed-income segment.

*****  Notwithstanding the individual maximum exposures for the various fixed-income segments, the maximum combined exposure to fixed-income investments is 50% of the AST RCM Portfolio's net assets. This maximum represents a separate guideline, not an addition of the guidelines for each fixed-income segment.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the RCM Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by PI, ASTIS, or their affiliates. Investing heavily in these securities will limit the New Subadviser's ability to achieve the RCM Portfolio's investment objective, but can help to preserve Portfolio assets.

Description of Blended Performance Benchmark Changes. The proposed changes to the Portfolio's blended performance benchmark are summarized below.

Current Blended Performance Benchmark of AST CLS Moderate Asset Allocation Portfolio	Proposed Blended Performance Benchmark of AST RCM World Trends Portfolio
Russell 3000 Index: 40% MSCI EAFE Index: 10% Barclays Capital U.S. Aggregate Bond Index: 50%	S&P 500 Index: 17.5% MSCI ACWI Index: 42.5% Barclays Capital U.S. Aggregate Bond Index: 40%

Principal Risks of Investing in Repositioned Portfolio. The risks identified below are the principal risks of investing in the Repositioned Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Repositioned Portfolio. An investment in the Repositioned Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Repositioned Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset Transfer Program Risk. The Repositioned Portfolio will be used in connection with certain benefit programs under variable annuity contracts issued by certain Participating Insurance Companies, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the relevant Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, such companies will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Repositioned Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the relevant insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Repositioned Portfolio and subject the Repositioned Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Repositioned Portfolio's investment performance by requiring the New Subadviser to purchase and sell securities at inopportune times and by otherwise limiting their ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than the prices of investments in traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Repositioned Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Repositioned Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Repositioned Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Repositioned Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Repositioned Portfolio invests could go down.

Expense Risk. Your actual cost of investing in the Repositioned Portfolio may be higher than the daily estimated expenses shown above in this Proxy Statement for a variety of reasons, including, for example, if the Repositioned Portfolio's daily average net assets does not reach the projected level shown above.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Repositioned Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Repositioned Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Repositioned Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Repositioned Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds. The risks associated with investments in foreign securities are heightened for investment in securities from issuers located in emerging market countries.

High-Yield Risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Management Risk. Management risk includes the risk that the securities and other financial instruments selected by the New Subadviser for will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by a New Subadviser in making investment decisions for the Repositioned Portfolio may not produce the desired results.

Market Risk. Market risk is the risk that the markets in which the Repositioned Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably.

Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the New Subadviser. These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

New Subadviser

RCM Capital Management, LLC is a registered investment adviser and a wholly-owned subsidiary of Allianz Global Investors, 1633 Broadway, New York, NY 10019. As of June 30, 2012, RCM had approximately $141.8 billion in assets under management worldwide. RCM's address is 555 Mission Street, Suite 1700, San Francisco, CA 94105.

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of RCM. Unless otherwise indicated, the address of each individual is 555 Mission Street, Suite 1700, San Francisco, CA 94105. None of the officers or directors of RCM are also officers or directors of PI or ASTIS.

Name	Position with RCM	Principal Occupations
Brian Gaffney	Chief Executive Officer—Allianz Global Investors US

Chief Executive Officer of Allianz Global Investors U.S (since 2012); Chief Executive Officer of Allianz Global Investors Distributors (2010-2011); Head of US Retail (2008-2010) Managing Director and Head of Intermediary Distribution for Lehman Asset Management / Neuberger Berman (1999-2008).

Udo Frank	Managing Director; Chief Marketing Officer and Board of Managers Chairperson

Managing Director, Chief Marketing Officer of Allianz Global Investors, U.S. (since 2012); Chairman of the RCM US Business Management Group; Global CEO of RCM (2003-2011); Managing Director and Chief Investment Officer of Allianz Kapitalanlagegesellschaft mbH (1994-2003)

Christian Pachtner	Managing Director; Board of Managers Member	Managing Director, Head of Client Relations and International Business Development of RCM (since 2007); Member of the RCM US Management Committee.
David Owen	Director; Chief Legal Officer, Board of Managers Member	Director and Chief Legal Officer of RCM (since 2010); US Head of Legal and Compliance; Member of the RCM US Management Committee.
Scott Migliori	Managing Director; Chief Investment Officer; Board of Managers Member	Chief Investment Officer of RCM San Francisco (since 2010); Senior Portfolio Manager (2003-2010); Member of the RCM US Management Committee

Portfolio Managers for Repositioned Portfolio

Information about the portfolio managers responsible for the day-to-day management of the Repositioned Portfolio is set forth below.

Dr. Herold Rohweder is a Managing Director and Global Chief Investment Officer Multi Asset at Allianz Global Investors. He is also a member of the European Executive Committee of Allianz Global Investors and a member of the Global

Investment Management Group. Herold joined Allianz in 1989 as a portfolio manager for global balanced, European equities and European fixed income. In 1998 Herold initiated the Systematic Asset Management effort for equity and multi asset investments at Allianz Asset Management. Since 2011 Herold has been Global CIO Multi Asset at Allianz Global Investors. Herold has graduated from Wayne State University, Detroit with a Master of Arts degree in Economics and has received a Ph.D. from the Economics department of the University of Kiel, Germany.

Dr. Matthias Müller is a Managing Director and Chief Investment Officer of the Multi Asset Multi Strategy team. The team was formed in 2005 and since then grew its assets under management strongly. The experienced team is specialized in dynamic asset allocation strategies, predominantly for large institutional investors. As a senior portfolio manager, Matthias manages various institutional mandates as well as funds for unit-linked insurance products. Before joining the Multi Asset Multi Strategy team Matthias was responsible for asset allocation and risk management at RCM's balanced team since 2002 and worked as senior investment strategist at Allianz Asset Management since 1998 when he joined the firm from his position as an European equity portfolio manager for Allianz Sachversicherungs-AG. He works in the industry since 1995. Matthias holds a doctorate in monetary economics from J.W. Goethe University in Frankfurt.

Giorgio Carlino is a Director and Portfolio Manager and member of the Multi Asset Multi Strategy team. He holds a degree in economics and finance from Rome's La Sapienza University, and a master in portfolio management and asset allocation from the University of Statistics, Bologna (Italy). He started his career in fund management in 2001 at Commerzbank AM in Rome and then moved to Milan to join Allianz Global Investors (formerly RAS AM) as a private client portfolio manager with responsibility for multimanager selection. He joined the Multi Asset Multi Strategy team in Frankfurt in January 2008 and he is now the portfolio manager for the Horizon fund family and multi-asset/multi-manager funds.

Dr. Michael Stamos is a Portfolio Manager and member of the Multi Asset Multi Strategy team. He oversees various mandates for institutional clients. Prior to joining Multi Asset in 2007, Michael worked over 4 years as a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, here he obtained his Doctoral Degree with highest distinction. He was also a member of joint research collaborations with the Insurance and Risk Management Department at the Wharton School. Michael has published and refereed various articles in international renowned scientific journals on fields such as finance, economics, and insurance and he has presented his work at several international conferences.

Dr. Zijan Yang is a Portfolio Manager and member of the Multi Asset Multi Strategy team. He is responsible for several multi asset portfolios for institutional mandates. Zijan also takes on a role in the research and development of Investment Strategies in the team. Zijan spent some years in doing financial academic research at the University of Essex in the UK, specializing in portfolio optimization, before joining the company in 2008. In 2010, he gained his Ph.D. degree in Computational Finance from the University of Essex. He is currently taking part in the CFA program.

Information About PI and ASTIS

PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of RCM.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer

President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of RCM.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President and Director

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).

Robert O'Donnell	Executive Vice President and Director

Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Fund who are also officers or directors of PI and/or ASTIS.

Name[1]	Position with the Fund	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond O'Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Amanda S. Ryan	Assistant Secretary	Assistant Secretary and Director	N/A
Valerie Simpson	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

1  Excludes Messr. O'Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Fund.

Substantially Similar Funds or Portfolios Managed by PI or ASTIS

ASTIS and PI do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Substantially Similar Funds or Portfolios Advised by the New Subadviser

RCM does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on June 13-15, 2012, to consider the Co-Managers' proposals to change the Portfolio's investment management fee rate, subadvisory arrangements, investment strategy, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate and total expenses for the CLS Portfolio, the proposed investment management fee rate and total expenses for the RCM Portfolio, and the investment management fee rates and total expenses for mutual funds with investment policies and strategies similar to those of the CLS Portfolio and the RCM Portfolio (i.e., variable insurance product (VIP) funds in Lipper Inc.'s mixed-asset target allocation moderate category).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement, including increasing the investment management fee rate. The Board also approved the termination of the existing subadvisory agreement relating to the Portfolio between the Co-Managers and CLS, the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and RCM,(1) and certain changes to the Portfolio's non-fundamental investment policies and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Co-Managers and RCM and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

(1)  As part of its initial approval of the Portfolio Repositioning at the Board Meeting that took place on June 13-15, 2012, the Board approved the execution of subadvisory agreements relating to the Portfolio between the Co-Managers, RCM, and a second subadviser, Allianz Global Investors Europe GmbH. Due to structural changes within the subadvisory organization, at board meetings that took place on September 24-26, 2012, the Board subsequently approved the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and RCM with RCM serving as the sole subadviser to the Portfolio.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the amendment to the Management Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the CLS Portfolio by the Co-Managers and CLS under the current Management Agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and the New Subadviser under the amended Management Agreement and the new subadvisory agreement. The Board considered the Co-Managers' representation that the nature and extent of services to be provided by the Co-Managers and the New Subadviser under the amended Management Agreement and the new subadvisory agreement would likely be greater than those provided by the Co-Managers and CLS under the current Management Agreement and the current subadvisory agreement, due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a "fund-of-funds" structure to a global asset allocation fund that pursues global investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadviser under the amended Management Agreement and the new subadvisory agreement.

Investment Performance

Although the Board considered the historical performance of the CLS Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2011 as part of its annual consideration of the renewal of the CLS Portfolio's investment management agreement, and that it had considered the Portfolio's historical investment performance at that time.

The Board also considered that it was approving RCM as subadviser for the Portfolio and that RCM would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor the New Subadviser manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the RCM Portfolio. As a result, there was no directly comparable investment performance for the RCM Portfolio for the Board to review at the Board Meeting. The investment strategies to be used by RCM in connection with the Repositioned Portfolio, however, are also used by RCM in connection with its management of various other registered investment companies and/or pooled investment vehicles. The Board did review historical investment performance information for the relevant RCM strategies and their respective benchmark indices at the Meeting.

Increased Investment Management Fee Rate

The Co-Managers proposed the increased investment management fee rate for the RCM Portfolio to the Board in order to effect the Portfolio Repositioning. As noted above, the CLS Portfolio currently operates as a "fund-of-funds" by investing approximately 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. CLS is generally responsible for determining the CLS Portfolio's target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio's assets. The Co-Managers, however, are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS' asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The Board noted that the Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the CLS Portfolio. Instead, the Repositioned Portfolio will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). As a result, the New Subadviser will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, RCM must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Board accepted the Co-Managers assertion that the subadvisory fee rate for RCM reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by RCM as compared to CLS. In turn, RCM's use of a global investment strategy when compared to the current "fund-of-funds" structure will result in an increase in the amount of time, oversight, and attention that will be required by the Managers' investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio's use of RCM's international equity and fixed-income strategies will require the establishment and maintenance of foreign custody accounts around the world. The Repositioned Portfolio's investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the Board accepted the Co-Managers assertion that the proposed increased contractual investment management fee rate will permit the Co-Managers to: (i) retain and pay the New Subadviser to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Repositioned Portfolio.

Even though the Repositioned Portfolio's contractual investment management fee rate of 0.95% is 0.65% higher than the CLS Portfolio's contractual investment management fee rate of 0.30%, the Board noted that the Repositioned Portfolio's contractual investment management fee rate of 0.95%:

•  was only 0.13% higher than the net effective management fee rate of 0.82% that was paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended December 31, 2011, taking into account the investment management fees paid by the Underlying Trust Portfolios, and after application of the 0.09% voluntary investment management fee waiver;

•  was only 0.04% higher than the gross effective investment management fee rate of 0.91% that would have been paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended December 31, 2011 absent application of the 0.09% voluntary investment management fee waiver for the CLS Portfolio, taking into account the investment management fees paid by the Underlying Trust Portfolios;

•  was comparable with those of the Trust's other asset allocation fees paid by the Underlying Trust Portfolios that are not principally structured as funds-of-funds; and

•  was comparable with contractual fee increases in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though the New Subadviser's contractual subadvisory fee rate for the Repositioned Portfolio is higher than CLS's contractual subadvisory fee rate for the CLS Portfolio, the Board noted that the gross effective subadvisory fee rate of 0.30% paid by the Co-Managers in connection with the CLS Portfolio for the twelve-month period ended December 31, 2011 (taking into account the subadvisory fees paid by the Underlying Trust Portfolios) was actually 0.01% higher than the subadvisory fee rate that would have been paid to the New Subadviser in connection with the Repositioned Portfolio during that period.

Comparative Analysis of Investment Management Fee Rates

The Board compared the CLS Portfolio's actual investment management fee and net total expense ratio for the twelve-month period ended December 31, 2011 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper classified both the CLS Portfolio and the Repositioned Portfolio as variable insurance products (VIP) mixed-asset target allocation moderate funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the CLS Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the CLS Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associated with the relevant variable insurance contracts.

These comparisons placed the CLS Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest-cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds.

The materials provided to the Board in advance of the Board Meeting indicated that the total gross expense ratio and the total net expense ratio for the CLS Portfolio fell within the third quartile of the Lipper VIP mixed-asset target allocation moderate funds universe, while the total gross expense ratio and the total net expense ratio for the Repositioned Portfolio fell within the fourth quartile of that Lipper universe.

The Board also reviewed the annualized investment management fee information in the Lipper VIP mixed-asset target allocation moderate funds universe. As the CLS Portfolio is a fund-of-funds and the Repositioned Portfolio is not a fund-of-funds, the Board reviewed the annualized investment management fee information in the Lipper universe in two separate sub-universes, one sub-universe of fund-of-funds, including the CLS Portfolio, and another sub-universe of non fund-of-funds, including the Repositioned Portfolio. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rate for both the CLS Portfolio and the Repositioned Portfolio fell within the fourth quartile of the relevant Lipper sub-universe.

The Board noted that the Repositioned Portfolio will be a global asset allocation fund that pursues global investment strategies and also noted that the broad geographical reach of the RCM Portfolio will require larger amounts of time and resources for oversight and administration as compared to the CLS Portfolio. In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Co-Managers' Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management

Agreement as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the amended Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rate for the New Subadviser would include breakpoints in the fee rate paid by the Co-Managers to the New Subadviser, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increases in size. The Board noted that it will consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Co-Managers as a result of their service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined any such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and the New Subadviser at the Board Meeting, the Board concluded that approving the Portfolio Repositioning and the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

As explained in more detail above, the Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to:

•  terminate CLS as the sole subadviser for the CLS Portfolio and current voluntary investment management fee waiver;

•  retain RCM as the sole subadviser for the Portfolio; and

•  have the New Subadviser implement a new investment strategy for the Portfolio.

Specifically, if the increased investment management fee rate is approved by the shareholders of the CLS Portfolio, the revised fee schedule will become effective upon the termination of CLS as the sole subadviser for the CLS Portfolio and the current voluntary investment management fee waiver and the corresponding addition of RCM as the sole subadviser to the Portfolio. Such termination of CLS and the current voluntary investment management fee waiver and the corresponding addition of RCM are expected to occur on or about February 25, 2013. In turn, once RCM becomes subadviser to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio.

In terms of investment strategy, the Repositioned Portfolio would remain a global asset allocation vehicle, but asset allocation parameters would be modified to provide slightly more equity exposure, on average, than the CLS Portfolio (i.e., normally 60% equity exposure but may range from 50-70% and 40% debt-money market exposure but may range from 30-50%). The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, the New Subadviser would implement various investment strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). A portion of the Repositioned Portfolio's assets will also be invested in Underlying ETFs.

The Co-Managers believe that the Portfolio Repositioning, if implemented, will benefit Contract owners currently invested in the CLS Portfolio with the benefit of having RCM as subadviser, including obtaining access to its various investment strategies and experience. In particular, the Co-Managers believe that the combination of RCM investment strategies to be used in connection with the RCM Portfolio will constitute an innovative asset allocation offering. The change will also provide Contract owners with a greater diversity of asset allocation investment options.

The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. If shareholders approve the Proposal, the Portfolio's existing Management Agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

In the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate, the increased investment management fee rate, the termination of CLS as sole subadviser for the Portfolio, the retention of RCM as sole subadviser for the Portfolio, and the investment strategy, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the CLS Portfolio would continue to operate as a "fund-of-funds" in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged. In addition, it is expected that the current voluntary investment management fee waiver for the CLS Portfolio would also remain in effect in the event CLS Portfolio shareholders do not approve the proposed increased investment management fee rate. Such voluntary fee waiver may, however, be modified or terminated by the Co-Managers at any time thereafter without prior notice to Portfolio shareholders.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

VOTING INFORMATION

Approval of Proposal No. 1 requires approval by a majority of the outstanding voting securities of the CLS Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the CLS Portfolio's outstanding voting securities is the lesser of: (i) 67% or more of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities. Because the Participating Insurance Companies are the owners of record of approximately 100% of the CLS Portfolio's outstanding voting securities as of the Record Date and substantially all of those CLS Portfolio shares are expected to be present in person or represented by proxy at the Meeting through Contract owner voting instructions or through the proportional voting procedure described below, it is currently expected that approval of Proposal No. 1 will require the affirmative vote of a simple majority of the Portfolio's outstanding shares as of the Record Date.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the CLS Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve each Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the CLS Portfolio, will vote shares of the CLS Portfolio, including CLS Portfolio shares owned by the Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from Contract owners beneficially owning the shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners. It is expected that the presence at the Meeting of the Participating Insurance Companies affiliated with PI and ASTIS will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote on the various proposals.  An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposals, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

All costs and expenses directly related to this proxy solicitation will be paid by the Co-Managers or their affiliates.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the CLS Portfolio as of the Record Date. To the knowledge of the Trust, there were no persons who owned beneficially 5% or more of the shares of the CLS Portfolio as of the Record Date. Broker-dealers affiliated with the Co-Managers received no commissions from the trust with respect to the CLS Portfolio during the twelve-month period ended December 31, 2011.

TRANSITION EXPENSES

In order for RCM to implement the new investment strategies on behalf of the Portfolio, it is expected that all shares of the Underlying Trust Portfolios and the Underlying ETFs held by the CLS Portfolio will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the New Subadviser will be purchased on behalf of the Repositioned Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolio in connection with the liquidation of the Underlying ETFs held by the CLS Portfolio and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the New Subadviser on behalf of the Repositioned Portfolio. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately $2,625,000 (or 0.12% of the Portfolio's net assets as of December 31, 2011) and will be borne by the Portfolio and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.  The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the

Co-Managers may manage the Fund and each Portfolio in a "manager-of-managers" style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund's Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser's services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the "manager-of-managers" process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.  Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide supervision of the Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)  With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager's supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers' supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall maintain all books and records with respect to the Fund's and such Portfolio's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio's (including those being maintained by the Fund's custodian).

(f)  With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide the Fund's custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)  The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)  The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

3.  The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Articles of Incorporation or Declaration of Trust of the Fund;

(b)  By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)  Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)  Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)  Each prospectus and statement of additional information of the Fund.

4.  The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.  The Co-Managers shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.  During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)  the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund's business, other than those specifically assumed by the Fund herein, and

(iii)  the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)  the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)  the fees and expenses of Fund Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

(c)  the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers' responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

(d)  the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)  the charges and expenses of legal counsel and independent accountants for the Fund,

(f)  brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)  all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)  the fees of any trade associations of which the Fund may be a member,

(i)  the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)  the cost of fidelity, directors' and officers' and errors and omissions insurance,

(k)  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

(n)  any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.  For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.  The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager's part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.  This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.  Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.  During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President
and
AST Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:
If to the Fund:	Advanced Series Trust One Corporate Drive Shelton, CT 06484 Attention:
Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.  The Fund may use the name "Portfolio" or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers' business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Portfolio." or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" if the

Co-Managers' functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund's right to use the words "Skandia," "AST," or "American Skandia" shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.  Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.  Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST
By:
PRUDENTIAL INVESTMENTS LLC
By:
AST INVESTMENT SERVICES, INCORPORATED
By:

SCHEDULE A

Portfolio	Proposed Investment Management Fee Rate
AST RCM World Trends Portfolio	0.95%

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — December 10, 2012

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey, and Allstate Life Insurance Company, as applicable (the Insurance Company), to vote all shares of the AST CLS Moderate Asset Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on December 10, 2012 at 1:00 p.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)

Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR the proposal below.

	FOR	AGAINST	ABSTAIN

1.

To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST CLS Moderate Asset Allocation Portfolio (to be renamed AST RCM World Trends Portfolio)

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.